LENDER ASSIGNMENT AGREEMENT

THIS LENDER ASSIGNMENT AGREEMENT (the "ASSIGNMENT") is made and entered into as of May 4, 1998 by and between ABN AMRO BANK N.V. (the "ASSIGNOR") and BANK AUSTRIA AKTIENGESELLSCHAFT, (the "ASSIGNEE").

                                   WITNESSETH

         WHEREAS, an Amended and Restated Credit Agreement dated as of November 1, 1997, the ("AGREEMENT") has been entered into among Andrew Corporation, a Delaware corporation (the "COMPANY"), certain Designated Subsidiaries of the Company, the financial institutions from time to time party thereto including the Assignor (individually a "LENDER" and collectively, the "LENDERS"), and Bank of America National Trust and Savings Association as agent for the Lenders (in such capacity, the "AGENT"). Unless otherwise defined herein, terms defined in the Agreement are used herein with the same meanings; and

         WHEREAS, pursuant to the Agreement, on the date hereof, and without giving effect to any other assignments to become effective on the Assignment Effective Date (hereafter defined) or any other assignments thereof which have not yet become effective (a) the Assignor's Commitment (the "Assignor's Commitment") is the amount specified in ITEM 1 of SCHEDULE 1 hereto, (b) the aggregate principal amount of outstanding Reference Rate Loans, Eurodollar Loans, Eurocurrency Loans and Quoted Rate Loans made by the Assignor to the Borrowers pursuant to the Assignor's Commitment is specified in ITEM 2 of
SCHEDULE 1 hereto and (c) the Assignor's Percentage is the percentage set forth in ITEM 3 of SCHEDULE 1 hereto; and

         WHEREAS, the Assignor wishes to sell to the Assignee, and the Assignee wishes to purchase and assume from the Assignor (a) the portion of the Assignor's Commitment specified in ITEM 4 of SCHEDULE 1 hereto (the "ASSIGNED COMMITMENT") and (b) the portion of the Assignor's outstanding Reference Rate Loans, Eurodollar Loans, Eurocurrency Loans and Quoted Rate Loans Revolving Loans (the "ASSIGNED LOANS"), specified in Item 5 of SCHEDULE 1 hereto.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Subject to the terms and conditions set forth herein, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, WITHOUT RECOURSE, as of the Assignment Effective Date and without giving effect to other assignments to become effective on the Assignment Effective Date or any other assignments thereof which have not yet become effective (a) all right, title and interest of the Assignor to the Assigned Loans and (b) all obligations of the Assignor under the Agreement with respect to the Assigned Commitment including, without limitation, any Notes held by the Assignor and any interest, fees and commissions which accrue after the Assignment Effective Date; PROVIDED, HOWEVER, that Assignee does not purchase or assume any liability resulting from acts or omissions of Assignor occurring prior to the Assignment Effective Date. After giving effect to the transactions contemplated by this Assignment and Assumption, (i) the amount of the Assigned Loans shall be the amounts set forth in ITEM 5 of SCHEDULE 1 and (ii) Assignor's and Assignee's respective Percentages and Commitments shall be set forth in Item 6 of SCHEDULE I hereto.

         2. The Assignor (i) represents and warrants that the information set forth in ITEMS 1, 2 and 3 is true and correct as of the date hereof; (ii) represents and warrants that (a) it is the legal and beneficial owner of the Loans and Commitments being assigned by it hereunder, (b) it has the full power and legal right to execute and deliver this Assignment and to perform its obligations hereunder, (c) the execution, delivery of this Assignment, and the performance by it of its obligations hereunder, have been duly authorized by all necessary corporate or other action and do not violate any provisions of its charter or by-laws or any contractual obligation or requirement of law binding upon it and (d) the Assigned Loans and Assigned Commitment are free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by any Borrower or any other Person in or in connection with the Agreement or any other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other Loan Documents or any other instrument or document furnished by or on behalf of any Borrower or any other Person pursuant thereto; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or any other Person or the performance or observance by any Borrower or any other Person of any of its obligations under the Agreement or any other Loan Documents or any agreement, instrument or document furnished pursuant thereto; and (v) represents and warrants that, to its knowledge, the Agent has not notified the Company of the existence of any Default which currently exists.

         3. The Assignee (i) represents and warrants that (a) it has the full power and legal right to execute and deliver this Assignment and to perform its obligations hereunder and, to the extent of its interest therein, under the Agreement and the other Loan Documents and (b) the execution and delivery by it of this Assignment, and the performance by it of its obligations hereunder and, to the extent of its interest therein, under the Agreement and the other Loan Documents, have been duly authorized by all necessary corporate or other action and do not violate any provisions of its charter or by-laws or any contractual obligation or requirement of law binding upon it; (ii) confirms that it has received a copy of the Agreement and the other Loan Documents, together with copies of the most currently available financial statements referred to in
SECTION 7.1.1 of the Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment; (iii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iv) appoints and authorizes the Agent to take such actions on its behalf and to exercise such powers under the Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will become a party to and a Lender under the Agreement on the Assignment Effective Date and perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Lender; (vi) specifies as its address for notices the office set forth in ITEM 7 of SCHEDULE 1 hereto; and (vii) agrees that no fee is payable by Borrower to Assignee in connection with the execution and delivery of this Assignment and Assumption.

         4. The Assignor agrees that the Assignor shall pay to the Agent, for the account of the Agent, any processing fee required by the Agent to be paid to it pursuant to SECTION 10.11.1 of the Agreement. The Assignor further agrees that, within one Banking Day following receipt of new Notes duly executed by a Borrower reflecting the amount of the Assigned Commitment and the Assigned Loans, it will return its superseded Note(s) to the Agent for the account of such Borrower.

         5. The obligations of the Assignee and the Assignor hereunder shall be subject to the requirement that the Assignor (a) shall have received good funds representing payment in full of all amounts due from the Assignee for purchase of the Commitment and Loans being purchased by and assigned to the Assignee and
(b) complied with all other provisions of this Assignment and all applicable provisions of SECTION 10.11 of the Agreement. The effective date of this Assignment (the "ASSIGNMENT EFFECTIVE DATE") shall be May 4, 1998 or, if later, the first Banking Day on which the requirements of the preceding sentence of this SECTION 5 have been satisfied. Following the execution of this Assignment by the Assignor and the Assignee and the acknowledgment of the same by the Company and each other Borrower, it will be delivered to the Agent for acceptance and recording by the Agent.

         6. Upon such acceptance and recording, as of the Assignment
Effective Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment, have the rights and obligations of a Lender thereunder and under the other Loan Documents and (ii) the Assignor shall, to the extent provided in this Assignment, relinquish its rights and be released from its obligations under the Agreement and under the other Loan Documents.

         7. Upon such acceptance and recording, from and after the Assignment Effective Date, the Agent shall make all payments received by it under the Agreement and the other Loan Document in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Agreement for periods prior to the Assignment Effective Date directly between themselves.

         8. This Assignment shall be governed by, and construed in accordance with, the internal laws and decisions (as opposed to conflicts of law provisions) of the State of Illinois.

         9. This Assignment shall inure to the benefit of and be binding upon successors and assigns of the Assignor and the Assignee.

         10. This Assignment shall supersede any prior agreement or understanding between the parties (other than the Agreement and the other Loan Documents) as to the subject matter hereof. This Assignment shall be deemed to be a Loan Documents for all purposes under the Agreement.

         11. This Assignment may be executed by Assignor and Assignee in any number of counterparts and on the same or separate counterparts, each of which, when executed and delivered, shall be an original but all of which taken together, shall be but a single Lender Assignment Agreement.

         IN WITNESS WHEREOF, the Assignor and the Assignee have executed this Assignment and Assumption as of this day of this 4th day of May, 1998.


                                       ABN AMRO BANK N.V., Assignor

                                       By: /s/ DAWN NICHOLSON
                                          ---------------------------
                                       Title:  ASSISTANT VICE PRESIDENT

                                       By: /s/ LINDA BOARDMAN
                                          ---------------------------
                                       Title:  VICE PRESIDENT

                                       BANK AUSTRIA AKTIENGESELLSCHAFT, ASSIGNEE

                                       By: /s/ J. ANTHONY SEAY
                                          ---------------------------
                                       Title:  FIRST VICE PRESIDENT

                                       By: /s/ JEANINE B. LONG
                                          ---------------------------
                                       Title:  VICE PRESIDENT

         Pursuant to SECTION 10.11.1 of the Agreement, the Company, on behalf of itself and each of the Designated Subsidiaries, hereby agrees, accepts and consents to the foregoing Assignment. The Company further agrees, on behalf of itself and each of the Designated Subsidiaries that, within five Banking Days from Assignment Effective Date, it will execute and deliver, and will cause each Designated Subsidiary to execute and deliver, to the Agent, a new Note to the Assignee and the Assignor, reflecting the amount of the Assignor's Commitment assigned to the Assignee pursuant to this Assignment, and the Assignor's Commitment less the Assigned Commitment respectively.

                                        ANDREW COPRORATION

                                        By: /s/ JEFF GITTELMAN
                                           -------------------
                                                JEFF GITTELMAN
                                        Title:  TREASURER
                                        Date:  5-22-98

         Pursuant to SECTION 10.11.1 of the Agreement the undersigned, as Agent for the Lenders (i) accepts the foregoing Assignment and (ii) agrees that the execution and delivery of the Assignment shall not alter the rights and obligations of the undersigned as Agent.


                                        BANK OF AMERICA NATIONAL
                                        TRUST AND SAVINGS ASSOCIATION
                                        as Agent for the lenders

                                        By: /s/ DAVID A. JOHANSON
                                           ----------------------
                                                DAVID A. JOHANSON
                                        Title:  VICE PRESIDENT
                                        Date:

                                        By:
                                        Title:
                                        Date:

                                   SCHEDULE 1
                                       to
                           Lender Assignment Agreement
                         dated as of May 4, 1998 between
                          ABN AMRO BANK N.V., Assignor
                                       and
                    BANK AUSTRIA AKTIENGESELLSCHAFT, Assignee

ITEM 1.             Assignor's Commitment                 $ 12,500,000
------

ITEM 2.             Assignor's Loans Outstanding
------              COMPANY:
                    Reference Rate Loans                  $ 0
                    Eurodollar Loans                      $ 0
                    Eurocurrency Loans                    $ 5,250,000 FRF
                    Quoted Rate Loans                     $ 4.0625%
                    [DESIGNATED SUBSIDIARY]
                    Reference Rate Loans                  $
                    Eurodollar Loans                      $
                    Eurocurrency Loans                    $
                    Quoted Rate Loans                     $

ITEM 3.             Assignor's Percentage                 .50%
------

ITEM 4.             Amount of Assigned Commitment         $ 6,250,000
------

ITEM 5.             Amount of Assigned Loans
------              COMPANY:
                    Reference Rate Loans                  $ 0
                    Eurodollar Loans                      $ 0
                    Eurocurrency Loans                    $ 2,625,000 FRF
                    Quoted Rate Loans                     $
                    [DESIGNATED SUBSIDIARY]
                    Reference Rate Loans                  $
                    Eurodollar Loans                      $
                    Eurocurrency Loans                    $
                    Quoted Rate Loans                     $

ITEM 6.             Commitments and Percentage After Assignment
------              Commitments
                    a. Assignor                           $ 2,625,000 FRF
                    b. Assignee                           $ 2,625,000 FRF

                    Percentages

                    a. Assignor                           .50%
                    b. Assignee                           .50%

ITEM 7.             Notice Address of Assignee
------
                    565 Fifth Avenue
                    26-29th Floor
                    New York, New York 10017

                    Attention:  Jeanine Long
                    Telephone:  (212) 880-1075
                    Facsimile:  (212) 880-1080